BlackRock Focus Growth Fund, Inc.
(the “Fund”)

Supplement dated June 1, 2015 to the Prospectus and Statement of Additional Information, each dated December 29, 2014

Effective as of June 1, 2015, BlackRock (as defined below) has agreed contractually to cap net expenses of the Fund at lower levels. To achieve these expense caps, BlackRock has agreed to waive or reimburse fees or expenses if the Fund’s annual fund operating expenses, excluding certain expenses described in the prospectus, exceed a certain limit. Accordingly, the Fund’s Prospectus and Statement of Additional Information are amended as follows:

The section of the Prospectus entitled “Fund Overview — Key Facts About BlackRock Focus Growth Fund, Inc. — Fees and Expenses of the Fund” is deleted in its entirety and replaced with the following:

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 in the fund complex advised by BlackRock Advisors, LLC (“BlackRock”) or its affiliates. More information about these and other discounts is available from your financial professional or your selected securities dealer, broker, investment adviser, service provider or industry professional (including BlackRock, The PNC Financial Services Group, Inc. (“PNC”) and their respective affiliates) (each a “Financial Intermediary”) and in the “Details About the Share Classes” section on page 16 of the Fund’s prospectus and in the “Purchase of Shares” section on page II-61 of Part II of the Fund’s Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)	Investor A Shares	Investor C Shares	Institutional Shares
Maximum Sales Charge (Load) Imposed on Purchases (as percentage of offering price)	5.25%	None	None
Maximum Deferred Sales Charge (Load) (as percentage of offering price or redemption proceeds, whichever is lower)	None[1]	1.00%[2]	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)[3]	Investor A Shares	Investor C Shares	Institutional Shares
Management Fee[3,4]	0.60%	0.60%	0.60%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	None
Other Expenses	0.84%	0.84%	0.70%
Administration Fee[4]	0.25%	0.25%	0.25%
Miscellaneous Other Expenses	0.59%	0.59%	0.45%
Total Annual Fund Operating Expenses	1.69%	2.44%	1.30%
Fee Waivers and/or Expense Reimbursements[4]	(0.41)%	(0.41)%	(0.27)%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements[4]	1.28%	2.03%	1.03%

[1]	A contingent deferred sales charge (“CDSC”) of 1.00% is assessed on certain redemptions of Investor A Shares made within 18 months after purchase where no initial sales charge was paid at time of purchase as part of an investment of $1,000,000 or more.
[2]	There is no CDSC on Investor C Shares after one year.
[3]	The fees and expenses shown in the table and the example that follows include both the expenses of the Fund and the Fund’s share of the allocated expenses of Master Focus Growth LLC (the “Master LLC”). Management Fees are paid by the Master LLC.
[4]	BlackRock has contractually agreed to waive the Management Fee of the Master LLC and the Administration Fee of the Fund, as necessary, to reduce the sum of the Management Fee (as a percentage of the average daily net assets of the Master LLC) and the Administration Fee (as a percentage of the daily net assets of the Fund) by 0.20% until January 1, 2016. In addition, BlackRock has contractually agreed to waive and/or reimburse fees and/or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements (excluding Dividend Expense, Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses) to 1.28% (for Investor A Shares), 2.03% (for Investor C Shares) and 1.03% (for Institutional Shares) of the Fund’s average daily net assets until January 1, 2016. These contractual waivers may be terminated upon 90 days’ notice by a majority of the non-interested directors of the Fund and Master LLC or by a vote of a majority of the outstanding voting securities of the Fund and Master LLC.

Example:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor A Shares	$649	$992	$1,358	$2,386
Investor C Shares	$306	$721	$1,264	$2,745
Institutional Shares	$105	$385	$687	$1,544

You would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Investor C Shares	$206	$721	$1,264	$2,745

Portfolio Turnover:

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 130% of the average value of its portfolio.

The table disclosing contractual caps in the section of the Prospectus entitled “Management of the Funds — BlackRock” is deleted and replaced with the following:

Contractual Caps[1] on Total Annual Fund Operating Expenses[2] (excluding Dividend Expense, Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses)
Investor A Shares	1.28%
Investor C Shares	2.03%
Institutional Shares	1.03%
[1]	The contractual caps are in effect until January 1, 2016. The contractual agreement may be terminated upon 90 days’ notice by a majority of the non-interested directors of the Fund or by a vote of a majority of the outstanding voting securities of the Fund.
[2]	As a percentage of average daily net assets.

The first paragraph of the subsection entitled “Administration Services” under the section of the Statement of Additional Information entitled “Management and Advisory Arrangements” is deleted in its entirety and replaced with the following:

The Fund has entered into an administration agreement with BlackRock Advisors, LLC, as Administrator (the “Administration Agreement”). BlackRock receives for its services to the Fund monthly compensation at the annual rate of 0.25% of the average daily net assets of the Fund. BlackRock has contractually agreed to waive and/or reimburse fees and/or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements (excluding dividend expense, interest expense, acquired fund fees and expenses and certain other Fund expenses) to 1.28% (for Investor A Shares), 2.03% (for Investor C Shares) and 1.03% (for Institutional Shares) of the Fund’s average daily net assets until January 1, 2016. The table below sets forth information about the total administration fee paid by the Fund to BlackRock for the periods indicated:

Shareholders should retain this Supplement for future reference.

PRSAI-19080-0615SUP